UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2022

Partners Bancorp

(Exact name of registrant as specified in its charter)

Maryland	001-39285	52-1559535
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

2245 Northwood Drive, Salisbury, Maryland 21801

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 548-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTRS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Other Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2022, Partners Bancorp (the “Company”) announced that, effective December 8, 2022, John W. Breda has succeeded Lloyd B. Harrison, III as the Company’s Chief Executive Officer (the “CEO Transition”). The CEO Transition was completed as contemplated in the employment agreements with the Company of each of Mr. Breda and Mr. Harrison, in each case dated December 13, 2018 and amended November 4, 2021 (with respect to Mr. Harrison, the “Harrison Agreement”).

Also effective December 8, 2022, the Board of Directors of the Company approved the Second Amendment to the Harrison Agreement, which modifies the definition of “Management Succession Date” in Section 1.20 of the Harrison Agreement to provide that Mr. Harrison shall serve as Senior Executive Vice President of the Company following the CEO Transition, and specifies certain duties of the Senior Executive Vice President role. The foregoing description of the Second Amendment to the Harrison Agreement is qualified in its entirety by the terms of such Second Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Following the CEO Transition, Mr. Breda and Mr. Harrison in their respective new roles as Chief Executive Officer and President, and Senior Executive Vice President, respectively, of the Company will work together on the Company’s review of all strategic alternatives available to the Company to enhance returns to shareholders and other special strategic projects. Mr. Breda continues to serve as President and Chief Executive Officer of The Bank of Delmarva, and Mr. Harrison continues to serve as Chief Executive Officer of Virginia Partners Bank.

Item 7.01 Regulation FD Disclosure

On December 8, 2022, the Company issued a press release announcing completion of the CEO Transition and that Mr. Harrison has been appointed as Senior Executive Vice President of the Company.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Second Amendment, effective as of December 8, 2022, to the Employment Agreement, dated December 13, 2018 and amended on November 4, 2021, by and among Partners Bancorp (formerly Delmar Bancorp), Virginia Partners Bank and Lloyd B. Harrison, III

99.1	Press Release, dated December 8, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Partners Bancorp

Date: December 8, 2022	By:	/s/ J. Adam Sothen
J. Adam Sothen
Executive Vice President and Chief Financial Officer

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